UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2009

VERITEC, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-15113	95-3954373
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2445 Winnetka Avenue North Golden Valley, MN	55427
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (763) 253-2670

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 27, 2009 The Matthews Group, LLC made a loan to Veritec, Inc. (the “Company”) in the amount of $384,250 at an interest rate of 8% per annum and maturity date of one year. In order to secure the loan the Company’s board of directors (the “Board”) authorized the Company to grant The Matthews Group, LLC a security interest in the Company’s intellectual property assets. The Matthews Group, LLC is owned 50% by Van Tran, who serves as the Executive Chairman of the Company’s Board and Treasurer of the Company, and 50% by Larry Johanns, a significant Company stockholder.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITEC, INC.:
(Registrant)

Date: August 31, 2009	By:	/s/ Jeffery Hattara

Jeffery Hattara President, Chief Executive Officer and Chief Financial Officer